SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2020

BIOMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17571 Von Karman Ave.

Irvine, California 92614

(Address of Principal Executive Offices

Including Zip Code)

949-645-2111

(Registrant’s Telephone Number,

Including Area Code)

Not applicable

(Former Name or Former Address if Changed

Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.08	BMRA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosures.

On May 7, 2020, Biomerica, Inc. (“Biomerica”) issued a press release announcing the receipt of a CE mark for a new high-volume version of a ten-minute test for COVID-19 exposure and the expansion of its international distribution. A copy of Biomerica’s press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 7.01 in its entirety.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01  Other Events

On May 5, 2020, Biomerica received a CE mark and launched a new high-volume production version of its COVID-19 IgG/IgM Rapid Test (the “COVID-19 Test”) that utilizes a proprietary card system that eliminates most plastic.  The COVID-19 Test is a serology, finger prick blood test designed to detect antibodies in a person to indicate if that person has had an immune response to the novel Corona Virus (SARS CoV-2).  In addition, Biomerica expanded its provisional patent applications to include new technology that is being validated to simplify blood sample collection for its high throughput ELISA test.

Item 9.01        Financial Statements and Exhibits

(d)  Exhibits

Number           Description

99.1                 Press Release issued May 7, 2020.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2020	Biomerica, Inc.

	By:	/s/ Zackary S. Irani
Zackary S. Irani
Chief Executive Officer

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